June 16, 2022
Pioneer Equity Income VCT Portfolio
Supplement to the Summary Prospectus dated May 1, 2022
Portfolio summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of Equity Income, US, of Amundi US
(lead portfolio manager of the portfolio since 1990); Walter Hunnewell, Jr., Vice
President of Amundi US (portfolio manager of the portfolio since 2001); and Sammi
Truong, Vice President of Amundi US (portfolio manager of the portfolio since 2018).
Effective July 31, 2022, Mr. Hunnewell will retire from Amundi US and will no longer be a portfolio manager.

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©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC